PBF Energy Reports Fourth Quarter and Full Year 2014 Results,
Declares Dividend of $0.30 Per Share

•	2014 EBITDA of $1.0 billion, Fourth Quarter EBITDA of $255.9 million, excluding special items

•
Fourth Quarter Adjusted Fully-converted EPS of $1.13, based on Adjusted Fully-converted Net Income of $104.8 million, excluding special items (GAAP EPS of $(3.34), based on a GAAP Net Loss of $(277.6) million)

•	Completed sale of Toledo Storage Facility to PBF Logistics for consideration of $150 million in Fourth Quarter

•	Declares quarterly dividend of $0.30 per share

PARSIPPANY, NJ - February 12, 2015 - PBF Energy Inc. (NYSE: PBF) today reported fourth quarter 2014 Operating Income, excluding special items, of $208.6 million versus Operating Income of $142.3 million for the fourth quarter of 2013. Special items in the fourth quarter and full-year 2014 results include a non-cash, after-tax $412.7 million lower-of-cost-or-market ("LCM") write-down of inventory. Adjusted Fully-Converted Net Income for the fourth quarter 2014, excluding special items, was $104.8 million, or $1.13 per share on a fully exchanged, fully diluted basis, as described below, compared to Adjusted Fully-Converted Net Income of $73.6 million, or $0.76 per share, for the fourth quarter 2013. On a GAAP basis, the company reported a fourth quarter 2014 Net Loss of $(320.8) million, and Net Loss attributable to PBF Energy Inc. of $(277.6) million or $(3.34) per share. This compares to GAAP Net Income of $102.1 million, and Net Income attributable to PBF Energy Inc. of $31.2 million or $0.76 per share on for the fourth quarter 2013. PBF Energy's financial results reflect the consolidation of the financial results of PBF Logistics LP (NYSE: PBFX), a master limited partnership of which PBF indirectly owns the general partner and approximately 52.1% of the limited partner interests as of quarter-end.

For the year-ended December 31, 2014, operating income, excluding special items, was $840.8 million, compared to $319.9 million for the corresponding period in 2013. Adjusted Fully-Converted Net Income for the year, excluding special items, was $435.3 million, or $4.52 per share on a fully-exchanged, fully-diluted basis, as compared to $143.9 million, or $1.48 per share, on a fully-exchanged, fully-diluted basis, for the corresponding period in 2013. Net Loss attributable to PBF Energy Inc. for the year was $(38.2) million, or $(0.51) per share as compared to $39.5 million or $1.20 per share, for the year-ended December 31, 2013.

On December 11, 2014, a subsidiary of PBF completed the sale of the Toledo Storage Facility, a 3.9 million barrel feedstock and product storage facility, located at PBF Energy's Toledo Refinery to PBF Logistics LP for total consideration of $150 million, consisting of $135 million in cash and $15 million of PBF Logistics LP limited partner interests, or 620,935 common units. From the initial public offering of PBFX, the sale of the Delaware City West Rack in the third quarter of 2014 and the sale of the Toledo Storage Facility, PBF Energy received net cash proceeds of approximately $600 million in 2014.

Tom Nimbley, PBF Energy's CEO, said, “2014 was a transformational year for PBF. Our strong operating results, particularly those from our East Coast system, reflect the benefits of the optionality that we have built into our refining system. This optionality provides us with the flexibility to pursue the most economic barrels for our system, either waterborne or rail-delivered crude oil, and maximize the profitability of our assets.” Mr. Nimbley continued, “With the launch of PBF Logistics LP, PBF established a valuable partner for growth and generated a significant amount of cash to strengthen the company. Looking ahead, we feel that the company is now well positioned, operationally and financially, for the next phase of our growth strategy. We remain focused on operational excellence, environmental stewardship and safety, and to expanding our businesses through opportunities that the market may present in 2015.”

Throughput for the fourth quarter averaged approximately 415,300 barrels per day, which was within our total guidance as a result of higher throughput on the East Coast and lower than planned throughput in the Mid-Continent. Throughput in the

Mid-Continent averaged approximately 75,600 barrels per day and throughput on the East Coast averaged approximately 339,700 barrels per day.

PBF Energy Inc. Share Repurchase Program
On August 19, 2014, PBF announced that its board of directors authorized the repurchase of up to $200 million of PBF Class A common stock. On October 29, 2014, the board of directors approved a $100 million increase to the existing authorization, for a total repurchase authorization of $300 million. The repurchase authorization expires on September 30, 2016.

These repurchases may be made from time to time through various methods, including open market transactions, block trades, accelerated share repurchases, privately negotiated transactions or otherwise, certain of which may be effected through Rule 10b5-1 and Rule 10b-18 plans. The timing and number of shares repurchased will depend on a variety of factors, including price, capital availability, legal requirements and economic and market conditions. PBF is not obligated to purchase any shares under the repurchase program, and repurchases may be suspended or discontinued at any time without prior notice.

As of the end the fourth quarter, 5,765,946 shares of Class A common stock have been repurchased at an average price of approximately $24.73 per share, excluding broker fees. After giving effect to shares already purchased under the program, the company has approximately $155 million of available repurchasing authorization under the program going forward. At the end of the quarter, there were 91,151,815 shares of Class A common stock and PBF Energy Company LLC Series A Units outstanding.

PBF Energy Inc. Declares Dividend
The company announced today that it will pay a quarterly dividend of $0.30 per share of Class A common stock on March 10, 2015 to holders of record as of February 23, 2015.

Adjusted Fully-Converted Results
Adjusted fully-converted results assume the exchange of all PBF Energy Company LLC Series A Units and dilutive securities into shares of PBF Energy Inc. Class A common stock on a one-for-one basis, resulting in the elimination of the noncontrolling interest and a corresponding adjustment to the company's tax provision.

Non-GAAP Measures
This earnings release, and the discussion during the management conference call, may include references to non-GAAP (Generally Accepted Accounting Principles) measures including Adjusted Fully-Converted Net Income, Adjusted Fully-Converted Net Income per fully-exchanged, fully-diluted share, gross refining margin, gross refining margin per barrel of throughput, EBITDA (Earnings before Interest, Income Taxes, Depreciation and Amortization) and Adjusted EBITDA, as well as such measures excluding the impact of non-cash special items. PBF Energy Inc. believes that non-GAAP financial measures provide useful information about its operating performance and financial results. However, these measures have important limitations as analytical tools and should not be viewed in isolation or considered as alternatives for, or superior to, comparable GAAP financial measures.PBF Energy Inc.'s non-GAAP financial measures may also differ from similarly named measures used by other companies. See the accompanying tables and footnotes in this release for additional information on the non-GAAP measures used in this release and reconciliations to the most directly comparable GAAP measures.

Conference Call Information
PBF Energy's senior management will host a conference call regarding earnings results and other business matters on Thursday, February 12, 2015, at 8:30 a.m. ET. The call can be heard by dialing (877) 876-9177 or (785) 424-1666, conference ID: PBFQ414. The audio replay will be available approximately two hours after the end of the call through February 28, 2015, by dialing (800) 374-0934 or (402) 220-0680. The call will also be webcast and can be accessed at PBF Energy's website, http://www.pbfenergy.com.

Forward-Looking Statements
Statements in this press release relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the company's filings with the SEC, as well as the risks disclosed in PBF Logistics LP's SEC filings and any impact PBF Logistics LP may have on the company's credit rating, cost of funds, employees, customers and vendors; risks relating to the securities markets generally; and the impact of adverse market conditions affecting the company, unanticipated developments, regulatory approvals, changes in laws and other events that negatively impact the company. All forward-looking statements speak only as of the date hereof. The company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

About PBF Energy Inc.
PBF Energy Inc. (NYSE:PBF) is one of the largest independent refiners in North America, operating, through its subsidiaries, oil refineries and related facilities in Delaware City, Delaware, Paulsboro, New Jersey and Toledo, Ohio. Our mission is to operate our facilities in a safe, reliable and environmentally sensitive manner, provide employees with a safe and rewarding workplace, become a positive influence in the communities where we do business, and provide superior returns to our investors.

PBF Energy Inc. also indirectly owns the general partner and approximately 52.1% of the limited partner interest of PBF Logistics LP (NYSE: PBFX).

Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

PBF ENERGY INC. AND SUBSIDIARIES
EARNINGS RELEASE TABLES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013

Revenues	$4,520,000	$4,816,435	$19,828,155	$19,151,455

Costs and expenses:
Cost of sales, excluding depreciation	4,717,155	4,408,537	18,471,203	17,803,314
Operating expenses, excluding depreciation	200,894	211,407	883,140	812,652
General and administrative expenses	39,695	24,351	143,671	104,334
(Gain) loss on sale of assets	(733)	(135)	(895)	(183)
Depreciation and amortization expense	44,495	29,949	180,382	111,479
	5,001,506	4,674,109	19,677,501	18,831,596

(Loss) income from operations	(481,506)	142,326	150,654	319,859

Other income (expense)
Change in fair value of catalyst lease	2,765	1,573	3,969	4,691
Interest expense, net	(22,933)	(24,223)	(98,764)	(93,784)
(Loss) income before income taxes	(501,674)	119,676	55,859	230,766
Income tax expense (benefit)	(180,825)	17,579	(22,412)	16,681
Net (loss) income	(320,849)	102,097	78,271	214,085
Less: net (loss) income attributable to noncontrolling interest	(43,238)	70,941	116,508	174,545
Net (loss) income attributable to PBF Energy Inc.	$(277,611)	$31,156	$(38,237)	$39,540

Net (loss) income available to Class A common stock per share:
Basic	$(3.34)	$0.79	$(0.51)	$1.22
Diluted	$(3.34)	$0.76	$(0.51)	$1.20
Weighted-average shares outstanding-basic	83,130,507	39,590,592	74,464,494	32,488,369
Weighted-average shares outstanding-diluted	83,130,507	97,389,299	74,464,494	33,061,081

Dividends per common share	$0.30	$0.30	$1.20	$1.20

Adjusted fully-converted net (loss) income and adjusted fully-converted net (loss) income per fully exchanged, fully diluted shares outstanding (Note 1):
Adjusted fully-converted net (loss) income	$(307,899)	$73,579	$22,620	$143,918
Adjusted fully-converted net (loss) income per fully exchanged, fully diluted share	$(3.32)	$0.76	$0.24	$1.48
Adjusted fully-converted shares outstanding - diluted	92,806,491	97,389,299	96,231,446	97,225,126

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in thousands, except share and per share data)

		Three Months Ended		Year Ended
RECONCILIATION OF NET INCOME TO		December 31,		December 31,
ADJUSTED FULLY-CONVERTED NET INCOME (Note 1)		2014	2013	2014	2013

Net (loss) income attributable to PBF Energy Inc.		$(277,611)	$31,156	$(38,237)	$39,540
Add:	Net (loss) income attributable to the noncontrolling interest (Note 2)	(50,648)	70,941	101,768	174,545
Less:	Income tax expense (benefit) (Note 3)	20,360	(28,518)	(40,911)	(70,167)
Adjusted fully-converted net (loss) income		$(307,899)	$73,579	$22,620	$143,918
Special Items (Note 4):
Add:	Non-cash LCM inventory adjustment (Note 5)	690,110	—	690,110	—
Less:	Recomputed income taxes on special items (Note 5)	(277,424)	—	(277,424)	—
Adjusted fully-converted net income (loss) excluding special items (Note 4)		$104,787	$73,579	$435,306	$143,918

Diluted weighted-average shares outstanding of PBF Energy Inc. (Note 6)		83,130,507	97,389,299	74,464,494	33,061,081
Conversion of PBF LLC Series A Units (Note 7)		9,170,696	—	21,249,314	64,164,045
Common stock equivalents (Note 6)		505,288	—	517,638	—
Fully-converted shares outstanding - diluted		92,806,491	97,389,299	96,231,446	97,225,126

Adjusted fully-converted net (loss) income (per fully exchanged, fully diluted shares outstanding)		$(3.32)	$0.76	$0.24	$1.48

Adjusted fully-converted net income excluding special items (per fully exchanged, fully diluted shares outstanding) (Note 4)		$1.13	$0.76	$4.52	$1.48

		Three Months Ended		Year Ended
RECONCILIATION OF INCOME (LOSS) FROM OPERATIONS TO		December 31,		December 31,
INCOME FROM OPERATIONS EXCLUDING SPECIAL ITEMS		2014	2013	2014	2013

Income (Loss) from operations		$(481,506)	$142,326	$150,654	$319,859
Special Items (Note 4):
Add:	Non-cash LCM inventory adjustment (Note 5)	690,110	—	690,110	—
Income from operations excluding special items (Note 4)		$208,604	$142,326	$840,764	$319,859

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
EBITDA RECONCILIATIONS (Note 8)
(Unaudited, in thousands, except share and per share data)

		Three Months Ended		Year Ended
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA		December 31,		December 31,
		2014	2013	2014	2013

Net (loss) income		$(320,849)	$102,097	$78,271	$214,085
Add:	Depreciation and amortization expense	44,495	29,949	180,382	111,479
Add:	Interest expense, net	22,933	24,223	98,764	93,784
Add:	Income tax expense (benefit)	(180,825)	17,579	(22,412)	16,681
EBITDA		$(434,246)	$173,848	$335,005	$436,029
Special Items (Note 4):
Add:	Non-cash LCM inventory adjustment (Note 5)	690,110	—	690,110	—
EBITDA excluding special items (Note 4)		$255,864	$173,848	$1,025,115	$436,029

		Three Months Ended		Year Ended
RECONCILIATION OF EBITDA TO ADJUSTED EBITDA		December 31,		December 31,
		2014	2013	2014	2013
EBITDA		$(434,246)	$173,848	$335,005	$436,029
Add:	Non-cash LCM inventory adjustment (Note 5)	690,110	—	690,110	—
Add:	Stock based compensation	1,804	1,003	7,181	3,753
Add:	Change in tax receivable agreement liability	—	445	(2,990)	8,540
Add:	Non-cash change in fair value of catalyst lease obligations	(2,765)	(1,573)	(3,969)	(4,691)
Add:	Non-cash change in fair value of inventory repurchase obligations	—	—	—	(12,985)
Add:	Non-cash deferral of gross profit on finished product sales	—	—	—	(31,329)
Adjusted EBITDA		$254,903	$173,723	$1,025,337	$399,317

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
EARNINGS RELEASE TABLES
CONSOLIDATED BALANCE SHEET DATA
(Unaudited, in thousands)

	December 31,	December 31,
	2014	2013
Balance Sheet Data:
Cash, cash equivalents and marketable securities	$632,803	$76,970
Inventories	$1,102,261	$1,445,517
Total assets	$5,196,288	$4,413,808
Total long-term debt	$1,260,349	$747,576

Total equity	$1,693,316	$1,715,256
Special Items (Note 4):
Add: Non-cash LCM inventory adjustment (Note 5)	$690,110	$—
Less: Recomputed income taxes on special items (Note 5)	$(277,424)	$—
Net impact of special items to equity	$412,686	$—
Total equity excluding special items (Note 4)	$2,106,002	$1,715,256

Net debt to capitalization ratio	27%	28%
Net debt to capitalization ratio, excluding special items	23%	28%
Total debt to capitalization ratio	43%	30%
Total debt to capitalization ratio, excluding special items	37%	30%

SUMMARIZED STATEMENT OF CASH FLOW DATA
(Unaudited, in thousands)

	Year Ended December 31,
	2014	2013
Cash flows provided by operations	$456,325	$291,329
Cash flows used in investing activities	(663,607)	(313,274)
Cash flows provided by (used) in financing activities	528,185	(186,969)
Net increase (decrease) in cash and cash equivalents	320,903	(208,914)
Cash and cash equivalents, beginning of period	76,970	285,884
Cash and cash equivalents, end of period	$397,873	$76,970

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION (Note 9)
(Unaudited, in thousands)

	Three Months Ended December 31, 2014
	Refining	Logistics	Corporate	Eliminations	Consolidated Total
Revenues	$4,520,000	$27,304	$—	$(27,304)	$4,520,000
Depreciation and amortization	39,653	1,382	3,460	—	44,495
Income (loss) from operations	(456,493)	14,679	(39,692)	—	(481,506)
Interest expense, net	3,210	1,493	18,230	—	22,933
Capital expenditures	$292,590	$6,456	$1,542	$—	$300,588

	Three Months Ended December 31, 2013
	Refining	Logistics	Corporate	Eliminations	Consolidated Total
Revenues	$4,816,435	$—	$—	$—	$4,816,435
Depreciation and amortization	25,878	672	3,399	—	29,949
Income (loss) from operations	166,832	(5,225)	(19,281)	—	142,326
Interest expense, net	5,608	—	18,615	—	24,223
Capital expenditures	$168,218	$17,434	$1,701	$—	$187,353

	Year Ended December 31, 2014
	Refining	Logistics	Corporate	Eliminations	Consolidated Total
Revenues	$19,828,155	$49,830	$—	$(49,830)	$19,828,155
Depreciation and amortization	163,068	3,731	13,583	—	180,382
Income (loss) from operations	288,191	15,969	(153,506)	—	150,654
Interest expense, net	23,613	2,677	72,474	—	98,764
Capital expenditures	$578,486	$47,215	$5,631	$—	$631,332

	Year Ended December 31, 2013
	Refining	Logistics	Corporate	Eliminations	Consolidated Total
Revenues	$19,151,455	$—	$—	$—	$19,151,455
Depreciation and amortization	96,256	2,366	12,857	—	111,479
Income (loss) from operations	446,628	(18,301)	(108,468)	—	319,859
Interest expense, net	19,518	—	74,266	—	93,784
Capital expenditures	$360,480	$46,246	$8,976	$—	$415,702

	Balance at December 31, 2014
	Refining	Logistics	Corporate	Eliminations	Consolidated Total

Total Assets	$4,329,996	$393,951	$483,971	$(11,630)	$5,196,288

	Balance at December 31, 2013
	Refining	Logistics	Corporate	Eliminations	Consolidated Total

Total Assets	$4,073,350	$85,626	$254,832	$—	$4,413,808

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
EARNINGS RELEASE TABLES
MARKET INDICATORS AND KEY OPERATING INFORMATION
(Unaudited, amounts in thousands except as indicated)

	Three Months Ended		Year Ended
	December 31,		December 31,
Market Indicators (dollars per barrel) (Note 10)	2014	2013	2014	2013
Dated Brent Crude	$76.58	$109.24	98.95	108.66
West Texas Intermediate (WTI) crude oil	$73.62	$97.59	93.28	97.99
Crack Spreads
Dated Brent (NYH) 2-1-1	$11.87	$9.08	12.92	12.34
WTI (Chicago) 4-3-1	$11.44	$10.28	15.92	20.09
Crude Oil Differentials
Dated Brent (foreign) less WTI	$2.96	$11.65	5.66	10.67
Dated Brent less Maya (heavy, sour)	$9.24	$19.75	13.08	11.38
Dated Brent less WTS (sour)	$5.14	$15.79	11.62	13.31
Dated Brent less ASCI (sour)	$4.37	$13.53	6.49	6.67
WTI less WCS (heavy, sour)	$15.84	$31.51	19.45	24.62
WTI less Bakken (light, sweet)	$6.28	$11.55	5.47	5.12
WTI less Syncrude (light, sweet)	$3.35	$9.42	2.25	0.63
Natural gas (dollars per MMBTU)	$3.83	$3.85	4.26	3.73

Key Operating Information
Production (barrels per day ("bpd") in thousands)	415.4	459.7	452.1	451.0
Crude oil and feedstocks throughput (bpd in thousands)	415.3	458.8	453.1	452.8
Total crude oil and feedstocks throughput (millions of barrels)	38.2	42.3	165.4	165.3
Gross refining margin, excluding special items, per barrel of throughput (Note 4, Note 11)	$12.37	$9.67	$12.11	$8.16
Operating expense per barrel of throughput (Note 12)	$5.26	$5.01	$5.34	$4.92
Crude and feedstocks (% of total throughput) (Note 13)
Heavy	15%	11%	14%	15%
Medium	46%	39%	44%	42%
Light	28%	41%	33%	35%
Other feedstocks and blends	11%	9%	9%	8%
Total throughput	100%	100%	100%	100%
Yield (% of total throughput):
Gasoline and gasoline blendstocks	48%	48%	47%	46%
Distillates and distillate blendstocks	35%	37%	36%	37%
Lubes	2%	2%	2%	2%
Chemicals	3%	3%	3%	3%
Other	12%	10%	12%	12%
Total yield	100%	100%	100%	100%

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
EARNINGS RELEASE TABLES
SUPPLEMENTAL OPERATING INFORMATION
(Unaudited, amounts in thousands except as indicated)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Supplemental Operating Information - East Coast (Delaware City and Paulsboro)
Production (barrels per day ("bpd") in thousands)	338.3	305.1	322.9	307.3
Crude oil and feedstocks throughput (bpd in thousands)	339.7	307.1	325.3	310.3
Total crude oil and feedstocks throughput (millions of barrels)	31.2	28.3	118.7	113.3
Gross refining margin, excluding special items, per barrel of throughput (Note 4, Note 11)	$13.19	$7.05	$10.97	$5.26
Operating expense per barrel of throughput (Note 12)	$4.66	$4.92	$5.07	$4.80
Crude and feedstocks (% of total throughput) (Note 13):
Heavy	19%	17%	19%	22%
Medium	46%	38%	48%	44%
Light	21%	32%	21%	23%
Other feedstocks and blends	14%	13%	12%	11%
Total throughput	100%	100%	100%	100%
Yield (% of total throughput):
Gasoline and gasoline blendstocks	48%	47%	46%	45%
Distillates and distillate blendstocks	35%	35%	36%	37%
Lubes	2%	3%	2%	3%
Chemicals	2%	2%	2%	2%
Other	12%	13%	13%	13%
Total yield	99%	100%	99%	100%

Supplemental Operating Information - Mid-Continent (Toledo)
Production (bpd in thousands)	77.1	154.6	129.2	143.7
Crude oil and feedstocks throughput (bpd in thousands)	75.6	151.7	127.8	142.5
Total crude oil and feedstocks throughput (millions of barrels)	7.0	14.0	46.7	52.0
Gross refining margin, excluding special items, per barrel of throughput (Note 4, Note 11)	$8.70	$14.96	$15.04	$14.47
Operating expense per barrel of throughput (Note 12)	$7.99	$5.18	$5.97	$5.16
Crude and feedstocks (% of total throughput) (Note 13):
Heavy	—%	—%	—%	—%
Medium	45%	39%	37%	39%
Light	53%	60%	61%	59%
Other feedstocks and blends	2%	1%	2%	2%
Total throughput	100%	100%	100%	100%
Yield (% of total throughput):
Gasoline and gasoline blendstocks	51%	50%	50%	49%
Distillates and distillate blendstocks	38%	40%	37%	38%
Lubes	—%	—%	—%	—%
Chemicals	4%	6%	5%	6%
Other	9%	6%	9%	8%
Total yield	102%	102%	101%	101%
See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
GROSS REFINING MARGIN / GROSS REFINING MARGIN PER BARREL OF THROUGHPUT (Note 11)
(Unaudited, in thousands, except per barrel amounts)

	Three Months Ended		Three Months Ended
	December 31, 2014		December 31, 2013
		per barrel of		per barrel of
	$	throughput	$	throughput
Reconciliation of gross margin to gross refining margin:
Gross margin	$(438,168)	$(11.47)	$169,941	$4.03
Less: Affiliate Revenues of PBFX	(27,304)	(0.71)	—	—
Add: Affiliate Cost of sales of PBFX	6,979	0.18	—	—
Add: Operating expense	200,894	5.26	211,407	5.01
Add: Refinery depreciation	40,119	1.05	26,550	0.63
Gross refining margin	$(217,480)	$(5.69)	$407,898	$9.67
Special Items (Note 4):
Add: Non-cash LCM inventory adjustment (Note 5)	690,110	18.06	—	—
Gross refining margin excluding special items (Note 4)	$472,630	$12.37	$407,898	$9.67

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
		per barrel of		per barrel of
	$	throughput	$	throughput
Reconciliation of gross margin to gross refining margin:
Gross margin	$308,399	$1.86	$436,867	$2.64
Less: Affiliate Revenues of PBFX	(49,830)	(0.30)	—	—
Add: Affiliate Cost of sales of PBFX	6,979	0.04	—	—
Add: Operating expense	883,140	5.34	812,652	4.92
Add: Refinery depreciation	165,413	1.00	98,622	0.60
Gross refining margin	$1,314,101	$7.94	$1,348,141	$8.16
Special Items (Note 4):
Add: Non-cash LCM inventory adjustment (Note 5)	690,110	4.17	—	—
Gross refining margin excluding special items (Note 4)	$2,004,211	$12.11	$1,348,141	$8.16

See Footnotes to Earnings Release Tables

PBF ENERGY INC. AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES

(1) Adjusted fully-converted information is presented in this table as management believes that these Non-GAAP measures, when presented in conjunction with comparable U.S. GAAP measures, are useful to investors to compare the company’s results across the periods presented and facilitates an understanding of the company’s operating results. The company also uses this measure to evaluate its operating performance. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The differences between adjusted fully-converted and U.S. GAAP results are explained in footnotes 2 through 7.

(2) Represents the elimination of the noncontrolling interest associated with the ownership by the members of PBF Energy Company LLC other than PBF Energy Inc., as if such members had fully exchanged their Series A Units for shares of the PBF Energy's Class A common stock.

(3) Represents an adjustment to reflect the company's statutory corporate tax rate of approximately 40.2% for the 2014 and 2013 periods applied to the net income attributable to the noncontrolling interest for all periods presented. The adjustment assumes the full exchange of existing PBF Energy Company LLC Series A Units as described in footnote 2.

(4) The non-GAAP measures presented include adjusted fully-converted net income excluding special items, income from continuing operations excluding special items, EBITDA excluding special items, and gross refining margin excluding special items. The special items for the periods presented relate to a lower-of-cost-or-market adjustment (LCM) in the fourth quarter of 2014. LCM is a GAAP guideline related to inventory valuation that requires inventory to be stated at the lower of cost or market. Our inventories are stated at the lower of cost or market. Cost is determined using last-in, first-out (LIFO) inventory valuation methodology, in which the most recently incurred costs are charged to cost of sales and inventories are valued at base layer acquisition costs. Market is determined based on an assessment of the current estimated replacement cost and net realizable selling price of the inventory. In periods where the market price of our inventory declines substantially, cost values of inventory may exceed market values. In such instances, we record an adjustment to write down the value of inventory to market value in accordance with the GAAP. Although we believe that non-GAAP financial measures excluding the impact of special items provide useful supplemental information to investors regarding the results and performance of our business and allow for more useful period-over-period comparisons, such non-GAAP measures should only be considered as a supplement to, and not as a substitute for, or superior to, the financial measures prepared in accordance with GAAP.

(5) Represents an adjustment to exclude the impact of the LCM adjustment related to the write down of the value of inventories at year end.

(6) Represents weighted-average diluted shares outstanding assuming the full exchange of common stock equivalents, including options and warrants for PBF LLC Series A Units and options for shares of PBF Energy Class A common stock as calculated under the treasury stock method. Common stock equivalents excludes the effects of options to purchase 2,401,875 and 1,320,000 shares of PBF Energy Class A common stock because they are anti-dilutive for the years ended December 31, 2014 and 2013, respectively. Common stock equivalents excludes the effects of options to purchase 2,385,000 and 1,320,000 shares of PBF Energy Class A common stock because they are anti-dilutive for the three months ended December 31, 2014 and 2013, respectively.

(7) Represents an adjustment to weighted-average diluted shares to assume the full exchange of existing PBF LLC Series A Units as described in footnote 2 above if not included in the diluted weighted-average shares outstanding as described in footnote 6 above.

(8) EBITDA (Earnings before Interest, Income Taxes, Depreciation and Amortization) and Adjusted EBITDA are supplemental measures of performance that are not required by, or presented in accordance with, GAAP. We use these non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. EBITDA and Adjusted EBITDA are measures of operating performance that are not defined by GAAP and should not be considered substitutes for net income as determined in accordance with GAAP. In addition, because EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies, they are not necessarily comparable to other similarly titled measures used by other companies. EBITDA and Adjusted EBITDA have their limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.

(9) Effective with the completion of the initial public offering (or PBFX Offering) of PBF Logistics LP (or PBFX) on May 14, 2014, we now operate in two reportable segments; Refining and Logistics. Our operations that are not included in the Refining and Logistics segments are included in Corporate. The Refining segment includes the operations of our oil refineries and related facilities in Delaware City, Delaware, Paulsboro, New Jersey and Toledo, Ohio. The Logistics segment includes the operations of PBFX, a growth-oriented master limited partnership which owns and operates logistics assets, currently consisting of the Delaware City Rail Terminal, the Toledo Truck Terminal, the DCR West Rack and the Toledo Storage Facility. The Logistics segment's results include financial information of the predecessor of PBFX for periods presented prior to May 13, 2014, and the financial information of PBFX for the period beginning May 14, 2014, the completion date of the PBFX Offering. Prior to the PBFX Offering, the DCR West Rack acquisition and the Toledo Storage Facility acquisition, PBFX's assets were operated within the refining operations of PBF Energy's Delaware City and Toledo refineries. The assets did not generate third party or intra-entity revenue and were not considered to be a separate reportable segment. All intercompany transactions are eliminated in our consolidated financial statements and are included in Eliminations, as applicable.

(10) As reported by Platts.

(11) Gross refining margin and gross refining margin per barrel of throughput are non-GAAP measures because they exclude operating expenses, refinery depreciation and amortization and gross margin of PBFX. Gross refining margin per barrel is gross refining margin, divided by total crude and feedstocks throughput. We believe they are important measures of operating performance and they provide useful information to investors because gross refining margin per barrel is a better metric comparison to the industry refining margin benchmarks shown in the Market Indicators Tables, as the industry benchmarks do not include a charge for refinery operating expenses and depreciation. Other companies in our industry may not calculate gross refining margin and gross refining margin per barrel in the same manner.

(12) Represents refinery operating expenses, excluding depreciation and amortization, divided by total crude oil and feedstocks throughput.

(13) We define heavy crude oil as crude oil with an American Petroleum Institute (API) gravity less than 24 degrees. We define medium crude oil as crude oil with an API gravity between 24 and 35 degrees. We define light crude oil as crude oil with an API gravity higher than 35 degrees.